EXECUTION VERSION

CONTINUING CORPORATE GUARANTY

THIS CONTINUING CORPORATE GUARANTY is dated as of September 4, 2007 (“Guaranty”) and by Loral Space & Communications Inc., a Delaware corporation, whose address is 600 Third Avenue, New York, New York 10016 (“Guarantor”) to Valley National Bank (“Lender”), with a place of business at 275 Madison Avenue, New York, New York 10016-1101.

WITNESSETH:

WHEREAS, Loral Skynet Corporation (“Borrower”) has executed and delivered, or is about to execute and deliver, to Lender a certain Loan and Security Agreement (“Loan Agreement”) and a certain Secured Time Note (“Note”) for a loan (“Time Loan”)in the amount of One Hundred Forty-One Million Fifty Thousand Dollars ($141,050,000.00). The Loan Agreement and the Note, as the same may be modified, amended, supplemented, restated or replaced from time to time, are referred to herein collectively as the “Loan Documents”; and

WHEREAS, Lender is unwilling to make the Time Loan to Borrower unless it receives this Guaranty; and

WHEREAS, Guarantor is willing to execute and deliver this Guaranty to Lender in order to induce Lender to make the Time Loan.

NOW, THEREFORE, in order to induce Lender to make the Time Loan to Borrower and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor intends to guarantee absolutely and unconditionally to Lender, the punctual payment of the Obligations and such further payment and performance as set forth in Article 2 hereof.

1 REPRESENTATIONS AND WARRANTIES OF GUARANTOR

Guarantor hereby represents and warrants to Lender that:

1.1. Capacity of Guarantor. Guarantor: (a) is a corporation duly organized and existing and in good standing under the laws of the State of Delaware; (b) the execution and delivery of this Guaranty has been duly authorized by all requisite corporate action; and (c) Guarantor’s chief executive office is located at the address set forth at the head of this Guaranty.

1.2. No Violation of Restrictions. Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Guaranty will conflict with or result in a breach of any of the terms, covenants, conditions or provisions of any agreement, judgment or order to which Guarantor is a party or by which Guarantor is bound, or will constitute a default under any of the foregoing, or result in the creation or imposition of any lien of any nature whatsoever other than the lien in favor of Lender.

1.3. Compliance with Law. Guarantor is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which Guarantor may be subject which is likely to materially and adversely affect the financial condition of Guarantor.

1.4. Financial Statements. The financial statements submitted by Guarantor to Lender fairly present the financial condition as of the date of each statement and there has been no material adverse change in the financial condition of Guarantor since the date(s) of such statements.

1.5. Tax Returns. Guarantor has paid all material taxes that Guarantor is responsible for and has filed all requisite federal and state tax returns, including all estimated tax returns and shall continue to do so while this Guaranty remains in effect. Such tax returns have been filed under the name set forth in its certificate of incorporation as filed with the State of Delaware.

1.6. Solvency of Guarantor and Borrower. Guarantor is solvent and has made an appropriate financial investigation of Borrower and has determined that Borrower is solvent at the time of execution of this Guaranty.

2 COVENANTS AND AGREEMENTS

2.1. Guaranty. Guarantor irrevocably, absolutely and unconditionally guarantees to Lender:

(A) The punctual payment and performance of the Obligations. The term “Obligations” shall mean and include (i) the unpaid principal balance of the Time Loan (ii) all interest, charges, expenses, commitment fees, or other fees, reasonable attorneys’ fees and expenses related to the Time Loan or the Loan Documents, and (iii) any other sum chargeable to Borrower under the Loan Documents;

(B) The payment of all costs incurred by Lender in the protection and recovery of any assets of Borrower securing the Obligations, which costs shall accrue interest at the highest interest rate provided in the Loan Agreement; and

(C) The payment of all fees and costs incurred by Lender (including the reasonable fees and costs of Lender’s counsel) in the enforcement of or in collecting under this Guaranty.

2.2. Obligations Unconditional. This Guaranty shall remain in full force and effect until the Obligations and all sums due hereunder are paid in full. Guarantor’s obligations hereunder shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of Guarantor:

(A) The invalidity, irregularity, illegality or unenforceability of, or any defect in any Loan Document or any collateral security for the Obligations (“Collateral”);

(B) Any present or future law or order of any government or of any agency thereof purporting to reduce, amend or otherwise affect any Loan Document or any Obligation or any terms of payment;

(C) The waiver, compromise, settlement, release or termination of any or all of the Obligations, covenants or agreements of Borrower under any Loan Document; or;

(D) The failure to give notice to Guarantor of the occurrence of an Event of Default under any Loan Document;

(E) The loss, release, sale, exchange, surrender or other change in any Collateral;

(F) The extension of the time for payment of any principal of or interest on the Obligations or of the time for performance of any other obligations, covenants or agreements under or arising out of any Loan Document or the extension or the renewal of any thereof;

(G) The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in any Loan Document;

(H) The performance of, or the omission to perform, any of the actions referred to in any Loan Document;

(I) Any failure, omission or delay on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on Lender in any Loan Document, including, without limitation, the failure to perfect any security interest in and to Collateral;

(J) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting Borrower or its assets, or any allegation or contest of the validity of any Loan Document;

(K) The default or failure of Guarantor to fully perform any obligations set forth in this Guaranty;

(L) Any event or action that would, in the absence of this paragraph, result in the release or discharge of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty (other than payment in full of the Obligations or a written release provided by Lender to Guarantor); or

(M) Any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

2.3. Waiver by Guarantor. Guarantor hereby waives:

(A) Notice of acceptance of this Guaranty;

(B) Diligence, presentment and demand for payment of the Obligations;

(C) Protest and notice of protest, dishonor or default to Guarantor or to any other party with respect to the Obligations;

(D) Any and all notices to which Guarantor might otherwise be entitled except for those required hereunder;

(E) Any demand for payment under this Guaranty;

(F) Any and all defenses to payment including, without limitation, any defenses and counterclaims of Guarantor or Borrower based upon fraud, negligence or the failure of any condition precedent or claims of offset or defenses involving the invalidity, irregularity or unenforceability of all or any part of the Obligations or any defense otherwise available to Guarantor or Borrower; and

(G) Until such time as the Obligations are indefeasibly paid in full and Lender has received all other sums due hereunder and under the terms of the Loan Documents, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which Guarantor may now or hereafter have against Borrower or any other person directly or contingently liable for the Obligations, or against or with respect to any of Borrower’s property (including, without limitation, property constituting Collateral), arising from the existence or performance of this Guaranty and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

2.4. Nature of Guaranty. This Guaranty is a guaranty of payment and not of collection and Guarantor hereby waives the right to require that any action be brought first against Borrower or any other guarantor, or to require that resort be made to any Collateral, or to require that resort be made to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or of Guarantor.

2.5. Continuation of Guaranty. Guarantor further agrees that the obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment or any part thereof of the Obligations is rescinded or must otherwise be restored by Lender upon the bankruptcy or reorganization of Borrower, Guarantor or otherwise. If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by Lender. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

2.6. Subordination of Debt. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to the Obligations and agrees with Lender that, from and after the date whereon Lender notifies Guarantor that an Event of Default under one or more of the Loan Documents has occurred and is continuing, Guarantor shall not demand or accept any payment from Borrower of any such indebtedness, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any interest in any of the Collateral described in and encumbered by the Loan Documents; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the Obligations shall have been reduced by such payment.

2.7. Financial Statements. Guarantor agrees to deliver to Lender, annual and quarterly financial statements in the form, and as and when, required to be delivered by Borrower pursuant to Section 6.5 of the Loan Agreement.

2.8. Transfer of Interest. Guarantor agrees not to make or permit to be made, by voluntary or involuntary means, any transfer of the direct or indirect equity interest of Guarantor in Borrower, which would result in the occurrence of an Event of Default under the Loan Agreement.

2.9. Conveyance of Assets. Guarantor hereby covenants and agrees that, so long as any of the Obligations shall remain unpaid, Guarantor will not, without Lender’s prior written consent, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its now owned or hereafter acquired assets (whether real or personal), which after giving effect thereto shall (a) render the Guarantor insolvent (within the meaning of the United States Bankruptcy Code), or (b) have a material adverse effect on the validity or enforceability of this Guaranty or the collectibility of Guarantor’s liability to Lender under this Guaranty.

3 EVENTS OF DEFAULT AND REMEDIES

3.1. Events of Default. An “Event of Default” shall exist if any of the following events occurs:

(A) Guarantor fails to perform or observe any covenant contained herein;

(B) Any warranty, representation or other statement by or on behalf of Guarantor contained in this Guaranty is false or misleading in any material respect when made;

(C) Guarantor purports to terminate this Guaranty;

(D) Guarantor files a voluntary bankruptcy petition or seeks relief under any reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against him under any such law;

(E) Guarantor makes an assignment for the benefit of creditors or admits in writing its inability to pay debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of its property; or

(F) The occurrence of an Event of Default under any of the Loan Documents.

3.2. Remedies on Default. Upon the occurrence of any Event of Default, (a) Guarantor shall pay to Lender the amount of the Obligations; (b) Lender may, without notice to or demand upon Guarantor apply Guarantor’s funds on deposit with Lender, including such of the Collateral as has been pledged by Guarantor, to repay the Obligations; or (c) Lender, in its sole discretion, may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to Guarantor by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Borrower that may result from any such proceeding.

3.3. Waiver and Notice.

(A) No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute.

(B) No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

(C) In order to entitle Lender to exercise any remedy reserved to them in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty.

4 RIGHT OF SETOFF; INDEMNITY

4.1. Right of Setoff. In addition to all liens upon and rights of setoff against Guarantor’s money, securities or other property given to Lender by law, Lender shall have, with respect to Guarantor’s obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and Guarantor hereby grants Lender a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all of Guarantor’s right, title and interest in and to, all of Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, Lender. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor upon the occurrence and during the continuance of an Event of Default. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default without any action of Lender, although Lender may enter such setoff on its books and records at a later time.

4.2 Indemnity. Guarantor agrees to indemnify Lender, each legal entity, if any, which controls Lender and each of their respective directors, officers and employees (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct as determined by a final and non appealable order of a court of competent jurisdiction. The indemnity agreement contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder. Guarantor may participate at its expense in the defense of any such claim.

5 MISCELLANEOUS

5.1. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

5.2. Successors and Assigns. This Guaranty is entered into for the benefit of Lender and its successors and assigns and is binding upon the Guarantor and its successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by Guarantor, to sell, assign, securitize or grant participations in all, or a portion of, Lender’s interest hereunder, to other financial institutions of Lender’s choice and on such terms as are acceptable to Lender in its sole discretion.

5.3. Notices. Wherever this Guaranty provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

If to Lender:	Valley National Bank
275 Madison Avenue, 10th Floor
Attention: James Moore, S.V.P.
Telephone: 212-973-6685
Facsimile: 212-973-6664
If to Guarantor:	Loral Space & Communications Inc.
600 Third Avenue
New York, New York
Attn: Richard Mastoloni, Treasurer
Tel: (212) 338-5605
Fax: (212) 338-5626

5.4. Entire Agreement. This Guaranty supersedes, with respect to the subject matter hereof, all prior and contemporaneous agreements, understandings, inducements or conditions between the Guarantor and Lender, whether express or implied, oral or written. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor from the terms hereof shall in any event be effective unless the same shall be in a written consent signed by Lender and, with respect to any amendment hereof, by the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5.5. Partial Invalidity. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty affecting the validity or enforceability of such provision in any other jurisdiction.

5.6. JURISDICTION. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF GUARANTOR OR LENDER, GUARANTOR HEREBY CONSENTS AND AGREES THAT ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT LOCATED IN NEW YORK COUNTY, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY; PROVIDED, HOWEVER, LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY LENDER AGAINST GUARANTOR OR WITH RESPECT TO ANY COLLATERAL, IF ANY, TO ENFORCE ANY OTHER RIGHT OR REMEDY UNDER THIS GUARANTY OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY LENDER. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH GUARANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

5.7. WAIVER OF JURY TRIAL. GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN RESPECT OF ANY MATTER ARISING UNDER THIS GUARANTY OR ANY OTHER MATTER INVOLVING GUARANTOR AND LENDER, WHETHER OR NOT OTHER PERSONS ARE ALSO PARTIES THERETO. GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO LENDER’S ACCEPTANCE OF THIS GUARANTY AND MAKING THE TIME LOAN TO BORROWER AND THAT LENDER IS RELYING ON THE FOREGOING WAIVER IN ITS DEALINGS WITH BORROWER AND GUARANTOR. GUARANTOR REPRESENTS AND WARRANTS THAT GUARANTOR REVIEWED THIS JURY WAIVER PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

[Signature Page Follows.]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

Loral Space & Communications Inc.

By:_/s/ Richard J. Townsend
Print Name: Richard J. Townsend
Print Title: Executive Vice President and
  Chief Financial Officer